UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.         )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Ocean Bio-Chem, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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OCEAN BIO-CHEM, INC.

AMENDMENT TO NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Explanatory Note:

On April 27, 2018, the Audit Committee of our Board of Directors engaged Accell Audit & Compliance, PA (“Accell”) as our independent registered public accounting firm. Accell replaces EisnerAmper LLP (“EisnerAmper”), which previously served as our independent registered public accounting firm.

In light of the change in auditors, the Board of Directors is recommending that shareholders ratify the appointment of Accell as our independent registered public accounting firm for 2018. Accordingly, the Notice of Annual Meeting of Shareholders, dated April 13, 2018, previously provided to Shareholders is amended in its entirety as set forth below:

To Our Shareholders:

The Annual Meeting of Shareholders of Ocean Bio-Chem, Inc. will be held on Friday, May 18, 2018 at 10:00 a.m., Eastern Daylight Time, at our corporate offices located at 4041 S. W. 47th Avenue, Fort Lauderdale, Florida for the following purposes:

1.	To elect eight directors to serve until the annual meeting of shareholders in 2019 or until their respective successors have been duly elected and qualified;

2.	To vote on a proposal to ratify the appointment of Accell Audit & Compliance, PA as the Company’s independent registered public accounting firm for 2018;

3.	To vote, on an advisory basis, on a proposal to approve the compensation of our named executive officers; and

4.	To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on March 29, 2018 are entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

We are providing a new proxy card with this Amendment to Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement Supplement. Whether or not you plan to attend the Annual Meeting in person, we urge you to complete and return the proxy card or voting instruction form at your earliest convenience. Shareholders of record also may vote by telephone by calling 1-800-652-VOTE (8683) or via the internet at www.investorvote.com/OBCI.

If you have already voted, we encourage you to submit a later vote, so that your vote on the proposal to ratify the appointment of Accell can be counted.

By Order of the Board of Directors

Peter G. Dornau
Chairman and Chief Executive Officer

Fort Lauderdale, Florida

May 7, 2018

Important Notice Regarding Availability of Proxy Materials for the Annual Meeting to be held on May 18, 2018:

The Proxy Statement, the Proxy Statement Supplement and the 2017 Annual Report to Shareholders are available at http://materials.proxyvote.com/674631.

OCEAN BIO-CHEM, INC.

4041 S. W. 47th Avenue

Fort Lauderdale, Florida 33314

PROXY STATEMENT SUPPLEMENT

General

We are providing this supplement to the Proxy Statement, dated April 13, 2018 (referred to below as the “Original Proxy Statement”) in connection with the solicitation by the Board of Directors of Ocean Bio-Chem, Inc. of proxies to be voted at our Annual Meeting of Shareholders and at any postponement or adjournment of the meeting. Our Annual Meeting will be held at 10 a.m., Eastern Daylight Time, on May 18, 2018, at our corporate offices located at 4041 S.W. 47th Avenue, Ft. Lauderdale, Florida.

The following sections of the Original Proxy Statement are revised as set forth below. All other sections of the Original Proxy Statement are unchanged.

How to Vote [On pages 1 and 2 of the Original Proxy Statement]

The process for voting your shares depends on how your shares are held. Generally, you may hold shares as a record holder or through a broker, bank or other nominee. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered a record holder with respect to such shares. If your shares are held through a bank, broker, or other nominee (such shares are often referred to as being held in “street name”), you are considered a beneficial owner of the shares held in street name.

Voting by Shareholders of Record

If you are a record holder, you may vote through any of the following methods:

●	attend the Annual Meeting and submit a ballot;

●	sign and date each proxy card you receive that accompanies the Amendment to Notice of Annual Meeting and Proxy Statement Supplement and return it in the enclosed prepaid envelope;

●	vote by telephone by calling 1-800-652-VOTE (8683);

●	vote via the internet at www.investor.vote.com/OBCI.

Shares for which voting instructions are provided by properly executed and returned proxy cards or via telephone or the internet will be voted at the Annual Meeting in accordance with the instructions provided. If a proxy is provided without voting instructions, the shares represented by the proxy will be voted FOR the election of each of the eight nominees for election as director named in the Original Proxy Statement, FOR ratification of the appointment of Accell Audit & Compliance, PA as our independent registered public accounting firm for 2018 (but only if you submit a proxy card in the form accompanying the Amendment to Notice of Annual Meeting of Shareholders and this Proxy Statement Supplement), and FOR approval, on an advisory basis, of the compensation of our named executive officers. Because the Audit Committee has appointed Accell Audit & Compliance, PA to succeed EisnerAmper LLP as our independent registered public accounting firm, the proposal to ratify the appointment of EisnerAmper LLP described in the Original Proxy Statement will not be considered at the Annual Meeting. If you previously have submitted a proxy card and do not submit a proxy card in the form accompanying the Amendment to Notice of Annual Meeting of Shareholders and this Proxy Statement Supplement, the shares represented by the proxy will not be voted on the proposal to ratify the appointment of Accell Audit & Compliance, PA.

You may revoke your proxy at any time prior to its use by delivering or mailing to our Corporate Secretary at the address listed above a signed notice of revocation or a later-dated signed proxy, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute the revocation of a proxy.

If you have already voted by proxy, we urge you to vote again on the proxy card accompanying the Amendment to Notice of Annual Meeting and this Proxy Statement Supplement and return it in the prepaid envelope included in your proxy materials. If you do not submit a new proxy, your shares will not be voted on the proposal to ratify the appointment of Accell Audit & Compliance, PA.

Voting by Beneficial Owners of Shares Held in Street Name

If your shares are held in the name of a broker, bank or other nominee (in other words, your shares are held in street name), please refer to the instructions provided by that firm for voting your shares (or for submitting new voting instructions, if you already have provided voting instructions), including information as to whether the firm offers internet or telephone voting. Please contact the broker, bank or other nominee that holds your shares in street name if you wish to submit new voting instructions that will enable you to vote on the proposal to ratify the appointment of Accell Audit & Compliance PA (as well as on the election of directors and the advisory vote on executive compensation), but you have not received instructions on how to do so. If you want to vote your shares in person at the Annual Meeting, you must bring a signed proxy from the broker, bank or other nominee, indicating that you were a beneficial owner of shares as of the close of business on March 29, 2018, as well as the number of shares of which you were the beneficial owner on the record date, and appointing you as the record holder’s proxy to vote the shares covered by that proxy at the Annual Meeting.

Under New York Stock Exchange rules for member organizations, a broker holding shares for the account of a beneficial owner is not permitted to vote the shares on the election of directors or on the advisory vote on executive compensation unless it receives voting instructions from the beneficial owner. Although our common stock is listed on the Nasdaq Capital Market, the NYSE rules affect us because most of the common stock held in street name is held by NYSE member brokers. Therefore, if your shares are held by a broker, it is important that you provide voting instructions to your broker so that your vote with respect to these matters is counted.

If you wish to revoke your voting instructions, you should contact the broker, bank or other nominee that holds your shares in street name for information on how to revoke your voting instructions.

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM [On page 11 of the Original Proxy Statement]

The Audit Committee of the Board of Directors has selected Accell Audit & Compliance, PA (“Accell”) as our independent registered public accounting firm for 2018. Although shareholder ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of Accell to our shareholders for ratification to enable shareholders to participate in this important decision. If our shareholders do not ratify the Audit Committee’s selection, the Audit Committee may reconsider its selection. Even if the selection is ratified, the Audit Committee may select a different independent registered public accounting firm at any time during the year if it determines that selection of a different firm would be in the best interests of our company. Representatives of Accell are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR ratification of the appointment of Accell.

Fees Paid to Independent Registered Public Accounting Firm

Fees related to the 2017 fiscal year payable to EisnerAmper LLP (“EisnerAmper”) and related to the 2016 fiscal year payable to EisnerAmper and to Goldstein Schechter Koch P.A., (“GSK”) are set forth in the table below:

	2017	2016
Audit Fees	$96,659	$79,050
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$96,659	$79,050	(1)

(1)	Includes $56,000 paid to EisnerAmper and $23,050 paid to GSK.

Information Regarding Prior Independent Registered Public Accounting Firms

Prior to August 16, 2016, GSK was engaged by us as our independent registered public accounting firm. On August 16, 2016, the practice of GSK was combined with BDO USA, LLP (“BDO”), and the professional staff and partners of GSK joined BDO, either as employees or partners of BDO. As a result, effective August 16, 2016, GSK was no longer serving as our independent registered public accounting firm. GSK’s reports on our consolidated financial statements as of and for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2015 and 2014, and through August 16, 2016, there was no disagreement between us and GSK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of GSK, would have caused GSK to make reference to the subject matter of the disagreement in its reports; and during the years ended December 31, 2015 and 2014, and through August 16, 2016, there were no reportable events, as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K. We requested that GSK furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter, dated August 22, 2016, was filed as Exhibit 16.1 to our Current Report on Form 8-K filed on August 22, 2016.

On October 28, 2016, the Audit Committee engaged BDO as our independent registered public accounting firm.

On February 21, 2017, the Audit Committee dismissed BDO as our independent registered public accounting firm. BDO did not issue a report on our consolidated financial statements as of, and for the fiscal year ended, December 31, 2016. From October 28, 2016 through February 21, 2017, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between us and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in its report; or (ii) reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.  We requested that BDO furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter, dated February 23, 2017, was filed as Exhibit 16.1 to an amendment, filed with the SEC on February 24, 2017, to our Current Report on Form 8-K initially filed with the SEC on February 23, 2017.

On February 22, 2017 the Audit Committee engaged EisnerAmper as our independent registered public accounting firm.

On April 26, 2018, the Audit Committee dismissed EisnerAmper as our independent registered public accounting firm. Eisner Amper’s reports on our consolidated financial statements as of and for the fiscal years ended December 31, 2017 and 2016 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the portion of the fiscal year ended December 31, 2017 in which EisnerAmper was engaged by the Audit Committee and through April 26, 2018, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between us and EisnerAmper on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of EisnerAmper, would have caused EisnerAmper to make reference to the subject matter of the disagreement in its report; or (ii) reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K. We requested that EisnerAmper furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter, dated May 1, 2018, is filed as Exhibit 16 to our Current Report on Form 8-K filed on May 1, 2018.

The Board of Directors recommends a vote FOR ratification of the appointment of Accell Audit & Compliance, PA as our independent registered public accounting firm for 2018.

OTHER BUSINESS [On Page 13 of the Original Proxy Statement]

We are not aware of any matters, other than as indicated in the Original Proxy Statement, as supplemented by this Proxy Statement Supplement, that will be presented for action at the Annual Meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed form of proxy intend to vote such proxy in their discretion on such matters.

Copies of our Annual Report on Form 10-K for the year ended December 31, 2017, including financial statements and schedules thereto filed with the SEC, but excluding exhibits, are available without charge to shareholders upon written request addressed to Corporate Secretary, Ocean Bio-Chem, Inc., 4041 SW 47th Avenue, Ft. Lauderdale, FL 33314. The Form 10-K includes a list of exhibits to the Form 10-K. Copies of exhibits will be furnished to shareholders upon written request and upon payment of reproduction and mailing expenses.

Ft. Lauderdale, Florida

May 7, 2018

OCEAN BIO-CHEM INC.

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MR A SAMPLE
DESIGNATION (IF ANY)
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 3:00 a.m., EST, on May 18, 2018.

Vote by Internet

- Go to **www.investorvote.com/OBCI**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote "FOR" the nominees listed below and "FOR" Proposals 2 and 3.

1. Election of Directors: 01 - Jeffrey S. Barocas; 02 - Diana Mazuelos Conard; 03 - Gregor M. Dornau; 04 - Peter G. Dornau; 05 - William W. Dudman; 06 - James M. Kolisch; 07 - Kimberly A. Krause; 08 - John B. Turner

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the numbered box(es) to the right that correspond to the number(s) preceding the name(s) of the nominee(s) for whom authority to vote is withheld.

01	02	03	04	05	06	07	08
☐	☐	☐	☐	☐	☐	☐	☐

Note: This proxy also delegates discretionary authority to vote on such other business as may properly come before the meeting and any postponements or adjournments thereof.

B Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below

Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or other fiduciary, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A, B AND (IF APPLICABLE) C ON BOTH SIDES OF THIS CARD.

C 1234567890 J N T

1 U P X 3 7 9 1 9 6 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

PROXY — OCEAN BIO-CHEM, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS — MAY 18, 2018

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints Peter G. Dornau and Jeffrey S. Barocas and each of them as proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all the shares of stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Ocean Bio-Chem, Inc. to be held at 4041 S.W. 47th Avenue, Fort Lauderdale, Florida 33314 on May 18, 2018 at 10:00 a.m., Eastern Daylight Time, and at any adjournments or postponements thereof, subject to the instructions set forth on this proxy.

The shares represented by this proxy will be voted in accordance with the instructions provided. If no instructions are provided, the shares represented by this proxy will be voted FOR the election of the nominees named in proposal 1, and FOR proposals 2 and 3. This proxy also delegates discretionary authority to vote with respect to any other business that may properly come before the meeting or any adjournments or postponements thereof.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

C Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A, B AND (IF APPLICABLE) C ON BOTH SIDES OF THIS CARD.